Exhibit 10.24.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of August 9, 2013, among each of the “Borrowers” listed on the signature pages hereto (collectively, the “Borrowers”), each of the “Parent Guarantors” listed on the signature pages hereto (collectively, the “Parent Guarantors”), each of the “Subsidiary Guarantors” listed on the signature pages hereto (collectively, the “Subsidiary Guarantors”; together with the Borrowers and the Parent Guarantors, collectively, the “Credit Parties”), each of the “Lenders” listed on the signature pages hereto (collectively, the “Lenders”) and Citibank, N.A., as administrative agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Parent Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of December 13, 2011 (the “Credit Agreement”). The Credit Parties and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions; Authorization. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) Amended Definition. The following definition shall be amended to read its entirety as follows:

“Maturity Date” means August 9, 2018; provided that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

(b) Deleted Definitions. The definition of “Principal Payment Dates” shall be deleted.

2.03. Amortization. Section 2.08 of the Credit Agreement is hereby amended as follows:

(a) Repayment. Clause (ii) of Section 2.08(a) shall be amended and restated in its entirety to read as follows:

“(ii) [Reserved]”

AMENDMENT NO. 1

(b) Adjustment of Amortization Schedule. Section 2.08(b) shall be amended and restated in its entirety to read as follows:

“(b) [Reserved]”

2.04. Optional Prepayments. Section 2.09(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Holder that immediately before and after giving effect to this Amendment No. 1 (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof (the “Amendment No. 1 Effective Date”), upon the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by each Credit Party and each Lender party to the Credit Agreement;

(b) the Borrowers shall have paid all fees and expenses of the Administrative Agent and the Lenders in connection with this Amendment No. 1 (including, without limitation, the invoiced fees and expenses of counsel to the Administrative Agent); and

(c) the Administrative Agent shall have received the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i) certified copies of the resolutions of the Board of Directors of each Credit Party approving the transactions contemplated by this Amendment No. 1 and the execution and delivery of this Amendment No. 1 and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment No. 1 or the Credit Agreement; and

(ii) a certificate of the Secretary or an Assistant Secretary of each of the Credit Parties certifying the names and true signatures of the officers of such Credit Party authorized to sign this Amendment No. 1 and the other documents required to be delivered hereunder.

Section 5. Ratification of Obligations. Each Credit Party, by its execution of this Amendment No. 1, hereby (a) unconditionally confirms and ratifies that all of its obligations (including, without limitation, any guarantee obligations) under the Loan Documents to which it is a party shall continue uninterrupted and in full force and effect for the benefit of the Holders, (b) represents, warrants and agrees that on and after the date hereof, it will continue to obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers, and (c) agrees that on and after the date hereof, all references in the Loan Documents to the “Credit Agreement” shall be deemed to be and are references to the Credit Agreement as amended hereby.

AMENDMENT NO. 1

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 is a Loan Document for all purposes of the Credit Agreement. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

CREDIT PARTIES

BORROWERS

TC GROUP INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

TC GROUP CAYMAN, L.P.
By:	Carlyle Holdings III L.P., its general partner

	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE INVESTMENT MANAGEMENT, L.L.C.

	By:	/s/ Adena T. Friedman
Name: Adena T. Friedman
Title: Chief Financial Officer and Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

PARENT GUARANTORS

TC GROUP, L.L.C.
By:	Carlyle Holdings I L.P., its general partner

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE HOLDINGS I L.P.

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE HOLDINGS II L.P.

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE HOLDINGS III L.P.

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

SUBSIDIARY GUARANTORS

TC GROUP INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

TC GROUP CAYMAN SUB L.P.
By:	TC Group Cayman, L.P., its general partner
By:	Carlyle Holdings III L.P., its general partner

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

TC GROUP SUB L.P.
By:	TC Group, L.L.C., its general partner
By:	Carlyle Holdings I L.P., its sole member

	By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

CARLYLE KNOX HOLDINGS, L.L.C.

By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE HOLDINGS FINANCE L.L.C.

By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

CARLYLE HOLDINGS II FINANCE L.L.C.

By:	Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman and Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

LENDERS

CITIBANK, N.A.

By	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ Lauren Gubkin
Name: Lauren Gubkin
Title: Vice President
J.P. Morgan

BANK OF AMERICA, N.A.

By	/s/ Alysa A. Trakas
Name: Alysa A. Trakas
Title: Director

BARCLAYS BANK PLC

By	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ John D. Toronto /s/ Michael Spaight
Name: John D. Toronto Michael Spaight
Title: Authorized Signatory Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

By	/s/ Marcus M. Tarkington
Name: Markus M. Tarkington
Title: Director

GOLDMAN SACHS BANK, USA

By	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SOCIETE GENERALE

By	/s/ Shelley Yu
Name: Shelley Yu
Title: Director

UBS LOAN FINANCE LLC

By	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

SILICON VALLEY BANK

By	/s/ Amy Choi
Name: Amy Choi
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT

Accepted and Acknowledged by:

CITIBANK, N.A.,
as Administrative Agent

By	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CARLYLE GROUP CREDIT AGREEMENT